THIRD AMENDMENT TO AGREEMENT OF SALE

     THIS THIRD AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into as of this 4 day of June, 1997, by and between AMBASSADOR II, L.P., a Delaware limited partnership ("Purchaser") and CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership and CEDAR CREEK PARTNERS II LIMITED PARTNERSHIP, an Illinois limited partnership (together "Seller").


                             W I T N E S S E T H:

     WHEREAS, Seller and Purchaser (as successor-in-interest to Ambassador VIII, L.P. ("Ambassador VIII"), by means of that certain Assignment and Assumption Agreement dated May 20, 1997 (the "Assignment"), by and between Ambassador VIII and Purchaser) are parties to that certain Agreement of Sale, dated as of April 30, 1997, that certain First Amendment to Agreement of Sale, dated as of May 6, 1997 and that certain Second Amendment to Agreement of Sale, dated as of May 13, 1997 (as amended, the "Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement; and

     WHEREAS, Seller and Purchaser desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2.   The Closing Date for this transaction shall be extended to June 11, 1997.

3. Purchaser acknowledges that Seller has an outstanding first mortgage on the Property (the "Loan"). In consideration for Seller agreeing to extend the Closing Date, Purchaser hereby agrees to cooperate with Seller to negotiate a payoff arrangement with Seller's first mortgage lender (the "Lender") that is reasonably satisfactory to Seller, provided that:

     (a) Seller shall bear the costs of interest and principal (if any) accruing under the Loan from June 2, 1997 (the "Original Closing Date") through, but not including, the Closing Date; and

     (b) Purchaser shall bear the costs of any interest and principal (if any) accruing under the Loan on and after the Closing Date (the "Interest Charges").

Seller agrees to payoff the Loan at the earliest commercially reasonable payoff date and in accordance with the payoff arrangement negotiated with Lender pursuant to the terms of this paragraph.
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4.   Purchaser agrees to deposit $100,000.00 with the Escrow Agent as additional earnest money concurrently herewith. Such sum shall be included within the definition of Earnest Money for which Purchaser shall receive a credit at Closing.

5. Except as amended hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

6. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.

                         [EXECUTION PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                         PURCHASER:

                         AMBASSADOR II, L.P., a Delaware limited partnership

                         By:  Ambassador II, Inc., a Delaware corporation

                              By:   /s/ Thomas J. Coorsh
                                   -------------------------------------
                              Name:     Thomas J. Coorsh
                                   -------------------------------------
                              Its:      Sr. Vice President
                                   -------------------------------------

                         SELLER:

                         CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  Cedar Creek Partners - I, Inc.,
                              an Illinois corporation, its general
                              partner

                              By:   /s/ Michael J. Becker
                                   -------------------------------------
                              Name:     Michael J. Becker
                                   -------------------------------------
                              Its:      Managing Director
                                   -------------------------------------

                         CEDAR CREEK PARTNERS II LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  Cedar Creek Partners - II, Inc.,
                              an Illinois corporation, its general
                              partner

                              By:   /s/ Michael J. Becker
                                   -------------------------------------
                              Name:     Michael J. Becker
                                   -------------------------------------
                              Its:      Managing Director
                                   -------------------------------------
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